UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	April 28, 2005

Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

(608) 364-8800
(Registrant's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of REGAL-BELOIT Corporation (the “Company”), dated April 28, 2005 (the “Current Report”), solely to correct the inadvertent furnishing of the Company’s first quarter financial results for the reporting period ended March 31, 2005 under Item 7.01 rather than under Item 2.02. Accordingly, the Company hereby amends the Current Report to read in its entirety as follows:

Item 2.02     Results of Operations and Financial Condition.

        On April 28, 2005, REGAL-BELOIT Corporation (the “Company”) issued a press release disclosing the first quarter 2005 financial results of the Company, highlighted by a 52% increase in first quarter earnings per share. A copy of the Company’s press release is attached as Exhibit 99 to this Current Report on Form 8-K (this “Current Report”).

Item 9.01     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of REGAL-BELOIT Corporation dated April 28, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION
Date: July 29, 2005	By: /s/David A. Barta
David A. Barta
Vice President and Chief Financial Officer

REGAL-BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99)	Press Release of REGAL-BELOIT Corporation dated April 28, 2005.*

* Previously furnished with REGAL-BELOIT Corporation’s Current Report on Form 8-K dated April 28, 2005.